Exhibit 99.1

Form of Subscription Agreement

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT

GrowGeneration Corp.

1000 W. Mississippi Ave.

Denver, CO 80233

Gentlemen:

The undersigned (the “Subscriber”) hereby tenders this subscription for the purchase of Units, each Unit consisting of (i) one share of Common Stock, $0.01 par value (the “Common Stock”) and (ii) one 5-year warrant (collectively, the “Warrants”) to purchase one share of Common Stock at an exercise price of $2.75 per share (together the “Securities”) and issued by GrowGeneration Corp. (the “Company”). The Units are being offered at a price of $2.00 per Unit (the “Offering”). By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties contained herein in complying with its obligations under applicable securities laws.

Each Subscriber must also fully and accurately complete an Investor Questionnaire and attest below that the information contained therein is complete, accurate and current.

General Subscriber Information

Subscriber Name:	__________________________________________________

Address:	___________________________________________________

Telephone No.:	______________________

Email:	____________________________________________________

Date of Birth:	______________________

Employment Status and Occupation:	_____________________________________

Annual Income (last calendar year):	_____________________________________

Net Worth:	_____________________________

Investment Objectives:

I plan to use an investment in the Securities for the following (check all that apply):

☐      Generate income for current or future expenses

☐      Partially fund my retirement

☐      Wholly fund my retirement

☐      Steadily accumulate wealth over the long term

☐      Preserve wealth and pass it on to my heirs

☐      Market speculation

☐      Other: ________________________________

GrowGeneration Corp.

Subscription Agreement

Subscription and Representations of Subscriber.

1.       Subscription Commitment. The Subscriber hereby subscribes for the purchase of the number of Units at an aggregate purchase price set forth below. The full purchase price shall be paid by cashier’s check or by wire transfer to “GrowGeneration Corp.”.

Number of Units: __________________

Amount of Subscription $

The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.

Wire Instructions for Grow Generation Corp Account:

Receiving Bank Name:

ABA Routing Number:

Account Name:

Account Number:

2.       Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)     Receipt of Document; Access to Information. Subscriber has been provided with a copy of the Company’s Confidential Private Placement Memorandum dated April 13, 2017, including the Appendices thereto (the “Memorandum”). The Memorandum and this Subscription Agreement are referred to herein as the “Documents.” The Subscriber has carefully reviewed and is familiar with all of the terms of the Documents, including the Risk Factors contained in the Memorandum. The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available. The Subscriber acknowledges that the Subscriber has had an opportunity to review all of the Company’s SEC filings, which are publicly available at www.SEC.gov.

GrowGeneration Corp.

Subscription Agreement

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(b)     Reliance. The Subscriber has relied on nothing other than the Documents (including any exhibits thereto) and the Company’s SEC filings in deciding whether to make an investment in the Company. Except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)     Economic Loss. The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber’s age, other investments, tax status, investment experience, investment objectives, investment time horizon, liquidity needs, risk tolerance, financial needs, among other factors. The Subscriber: (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber's net worth, and (v) the Subscriber's investment in the Securities will not cause such overall commitments to become excessive.

(d)     Sophistication. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks. The investment contemplated hereby is the result of arm’s length negotiation between the Subscriber and the Company.

(e)     General Solicitation. The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising (a “General Solicitation”).

(f)      Seek Advice. The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

(g)     Investment Risks. The Subscriber recognizes that the Securities as an investment involves a high degree of risk, including those set forth under the risk factors contained in the Documents.

(h)     Effect and Time of Representations. The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof. The Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i)      Restrictions on Transfer; No Market for Securities. The Subscriber acknowledges that (i) the purchase of the Securities is a long-term investment; (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

GrowGeneration Corp.

Subscription Agreement

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(j)      No Backup Withholding. The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)     Restrictive Legend. Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

(l)      Placement Agent. The Subscriber understands that GVC Capital LLC is acting as placement agent (the “Placement Agent”) on this transaction. The Company will pay the Placement Agent a sales commission of 10% of the gross proceeds of this Offering from investors directed by the Placement Agent. The Placement Agent may re-allow a portion of the commission to participating selling agents. We will also pay the Placement Agent a 3% non-accountable expense allowance. In addition, the Company will sell the Placement Agent, for nominal consideration, warrants equal to 10% of the Units sold in the Offering. The Placement Agent Warrants shall have an exercise price of $2.00 per Unit. The Placement Agent Warrants will be exercisable at any time on or before five years from the Final Closing of the Offering.

(m)    Notice of Change. The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

3.       Restricted Nature of the Securities; Investment Intent. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

GrowGeneration Corp.

Subscription Agreement

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4.       Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

5.       Investor Qualification/Accredited Investor. The Subscriber represents and warrants that the Subscriber is an “accredited investor” as that term is defined in Regulation D as the Subscriber qualifies for one or more of the Categories of Accredited Investors set forth in the “Investor Qualification as an Accredited Investor” section of the Investor Questionnaire.

5.       Authority. The undersigned, if other than an individual, makes the following additional representations:

(a)       The Subscriber was not organized for the specific purpose of acquiring the Securities;

(b)       The Subscriber is fully authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

(c)       This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

6.       Use of Proceeds / No Minimum Offering. The Subscriber acknowledges that the Company has full discretion of the use of any proceeds from the sale of the Units. The Subscriber further acknowledges there is no minimum offering amount for this Offering and that there is no assurance the Company will have access to enough capital to execute its business plan.

GrowGeneration Corp.

Subscription Agreement

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7.       Compliance with Laws; No Conflict. The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber’s obligations under, and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

8.       Reliance on Representations. The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon. The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement and the completeness and accuracy of the Subscriber’s responses to the Investor Questionnaire (together, the “representations and warranties”). The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any of the representations and warranties made herein and in the Investor Questionnaire not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

9.       Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

10.    Survival. The representations and warranties of the Subscriber set forth herein and in the Investor Questionnaire shall survive the sale of the Securities pursuant to this Subscription Agreement.

11.     Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

12.     Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

13.     Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado. The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

GrowGeneration Corp.

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14.     Entire Agreement. This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

IN NO EVENT WILL THE COMPANY, THE PLACEMENT AGENT, OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON THE COMPANY’S BUSINESS STRATEGY OR THE RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE MEMORANDUM. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE FINANCIAL, TAX AND OTHER CONSEQUENCES OF INVESTING IN THE SECURITIES.

15.     Title. Manner in Which Title to the Securities is To Be Held.

Place an “X” in one space below:

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Corporation
(g)	Trust
(h)	Other (Describe):

Please print above the exact name(s) in which the Securities are to be held.

16.     State of Residence. The Subscriber’s state of residence (or principal place of business if an entity) and the state in which the Subscriber received the offer to invest and made the decision to invest in the Securities is:

                                                          .

17.     Date of Birth. (If an individual) The Subscriber’s date of birth is:

18.     Liquidity. I represent that I have full and a complete understanding that a private placement is an illiquid investment and I have no liquidity needs with regards to this investment.

          Initial: _________________

SIGNATURES BEGIN ON NEXT PAGE

GrowGeneration Corp.

Subscription Agreement

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SIGNATURES

The Subscriber hereby represents that it has read this entire Subscription Agreement.

Dated:

INDIVIDUAL (includes Community Property, Joint Tenants, Tenants-in-Common)

Address to Which Correspondence
Should be Directed

Signature (Individual)

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

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CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Name of Entity		Address to Which Correspondence Should be Directed

By:
	*Signature	City, State and Zip Code

Its:
	Title	Tax Identification or Social Security Number

( )
Name Typed or Printed		Telephone Number

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I,                                                                      , am the                                                                    of                                                                      (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this ______ day of _______, 2017.

Signature

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

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ACCEPTANCE

This Subscription Agreement is accepted as of                                                       , 2017

GROWGENERATION CORP.

By:
Darren Limpert, CEO

Date:

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GVC Capital LLC

Privacy Policy Concerning Clients' Financial Information Dated January 1, 2017

This privacy disclosure statement puts in writing the privacy policies that GVC follows. Our policy is based on the recognition that our clients have an expectation that non-public personal information will be kept confidential. We have adopted this Privacy Policy concerning information you have provided to us and information we obtained in providing services to you.

Information about you is collected in the normal course of business for purposes of providing services to you. This information is not collected for resale. We provide information to unaffiliated third parties that is necessary for us to provide services to you. The information that is collected, the source of the information and the parties to which the information is provided are explained below.

Categories of Non-public Information We Collect In the Normal Course of Business:

1. Information you provide in establishing an account. This is information provided by you on forms used to open and maintain an account with us and our affiliates and otherwise provided by you in using our services. Examples of such information are your name, address, employment, age, assets and investment objectives and experience.

2. Information about your transactions. This includes information obtained from you concerning a transaction that we have done on your behalf. We also have information about assets held for you. If your account was transferred to us, we may have received information from another financial institution. Our Brokerage services are introduced by us to a clearing firm that effects transactions and maintains assets for you. We have access to information about these transactions and assets. We anticipate that the clearing firm will separately provide you with their privacy policies concerning client financial information that is collected or available to them.

Categories of Non-public Information That is Disclosed:

We do not disclose any non-public personal information about our clients or former clients to anyone, except as required or permitted by law. Examples of such disclosures include:

1. All information about your account may be disclosed to any person that you authorized pursuant to the documentation you have provided us. For example, information about accounts held jointly shall be disclosed to all persons jointly sharing the account.

2. Any information that is compelled to be produced by law, such as pursuant to a subpoena issued by a court.

3. Information provided with your consent or at your direction, such as disclosure to a non-affiliated mortgage lender with whom you are applying for a mortgage loan.

4. Information to a financial institution where your account is transferred.

5. Information provided by us to non-affiliated third parties that assist us in providing our services to you such as data processing firms that prepare and print your account statements.

Parties to Whom We May Disclose Non-public Information

We may disclose both identification and transaction information to affiliated and non-affiliated parties as permitted by law for the following reasons:

1.	Non-financial Entities. Such entities include persons we engage to prepare confirmations, account statements and other account records and transfer agents to permit the issuance of security certificates to you.
2.	Financial Entities. Such entities include a clearing firm that is a securities broker-dealer that we introduce transactions or accounts in certain types of security products.

Our Policies Protecting the Confidentiality of Information About You

We restrict access to non-public personal information about you to those employees and non-affiliated third parties who need to know that information so as to enable us to provide products and services to you.

Such employees include your account executive, personnel in the trading department who effect or route your transactions, operations personnel who prepare and reconcile records of your transactions and your security and money positions, and management and compliance personnel who oversee our business.

Non-affiliated third parties include our clearing firm or others that:

1. Prepare confirmations, account statements and other records of your account.

2. Transmit trade information to securities regulators and other government agencies as required by applicable rules.

3. Regulate our business in accordance with applicable law.

4. Maintain accounts.

5. Facilitate the clearing and settlement of transactions.

6. Such other parties as permitted by law.

We maintain physical, electronic and procedural safeguards to guard against persons not authorized by us from having access to your non-public personal information.

Internally, we maintain all written records in secured locations that are accessible only to authorized personnel. Account executives are provided with transaction records of accounts that they have responsibility for servicing. Electronic records are maintained on secure computers that are password protected. Employees undergo background checks as a condition of employment.

We appreciate being able to provide our services to you and will continue to do so while maintaining the confidentiality of the information needed to provide such services. If you have any questions concerning this notice, please call Vicki Barone at (303) 694-0862.

GVC CAPITAL BUSINESS CONTINUITY PLANNING

GVC Capital LLC has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us – If after a significant business disruption you cannot contact us as you usually do at 303-694-0862, please go to our web site at www.gvccap.com.

Our Business Continuity Plan – We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption. Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.

Varying Disruptions – Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and expect to recover and resume business within an hour. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and recover and resume business within a few hours. In either situation, we plan to continue in business, transfer operations to our clearing firm if necessary, and notify you through our web site [www.gvccap.com] or a telephone recording from our main line, [303-694-0862] how to contact us. If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer’s prompt access to their funds and securities.

For more information – If you have questions about our business continuity planning, you can contact us at (303) 694-0862 or send inquiries to our main office: 5350 S. Roslyn St. Suite 400 Greenwood Village, CO 80111.

Complaints, Concerns, or Questions may be directed to:

Vicki Barone (303) 694-0862

GVC Capital LLC

5350 S. Roslyn St. Suite 400

Greenwood Village, CO 80111